UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (Date of earliest event reported): May 23, 2012

Coronado Biosciences, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

Delaware	000-54463	20-5157386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 New England Executive Park, Burlington, MA		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 238-6621

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective as of May 16, 2012, we entered into a second amendment (the “Amendment”) to our license agreement with UCL Business PLC (“UCLB”). The Amendment provides for additional patent rights, including under pending patent applications, to our exclusive license from UCLB and grants us an exclusive option to obtain exclusive worldwide license rights with respect to new intellectual property relating to CNDO-109. The Amendment is attached as Exhibit 10.38 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.38	Amendment No. 2 to License Agreement, effective as of May 16, 2012, by and between the Registrant and UCL Business PLC.*

*	Confidential treatment has been requested with respect to portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORONADO BIOSCIENCES, INC.

By:	/s/ Bobby W. Sandage, Jr.
Name:	Bobby W. Sandage, Jr., Ph.D.
Title:	Chief Executive Officer

Dated: May 25, 2012

Exhibit Index

Exhibit No.	Description

10.38	Amendment No. 2 to License Agreement, effective as of May 16, 2012, by and between the Registrant and UCL Business PLC *

*	Confidential treatment has been requested with respect to portions of this exhibit.